CROFT-LEOMINSTER
                                   VALUE FUND








                                 ANNUAL REPORT
                                 APRIL 30, 1998

                                                                   June 20, 1998

Dear Fellow Shareholder,

         We are pleased to report the Fund's performance for the fiscal year ending 4/30/98. The total returns are as follows*:

                                       FISCAL YEAR
                                      5/1/97-4/30/98
                                      --------------

          VALUE FUND                     + 43.1%
          Standard & Poor's 500**        + 41.0%

         Since the Value Fund's inception, we have seen a rapid ascent of both stock prices and valuations. This has left many to wonder in which direction is the market headed. We do not bet on market swings, as it is our belief that market timing does not work. Instead, we will continue to follow our value philosophy and our disciplined approach to stock picking. Our efforts focus on stocks selling at discounts to their inherent value relative to measures such as future earnings, cash flow and hidden assets. We continue to adhere to our value philosophy as indicated below:

                                           VALUE FUND      S&P 500
                                           ----------      -------

        Estimated 1999 Price/Earnings        14.9X          21.0X
        Estimated Growth Rate                12.5%           8.0%
        Current Price/Book Value              3.1X           4.5X

         In addition, we are always searching for those companies that are undervalued in the marketplace and may be out-of-favor with the investment community. Federal Mogul (6.1%), the Fund's largest holding, is one such example. When we first purchased the stock, Federal Mogul was in the midst of restructuring. A new management team was brought in to turnaround the company. To date, they have been successful in enhancing shareholder value and the market has begun to recognize the efforts. We continue to have a positive outlook for Federal Mogul.***

         Since our last report, we have increased our holdings in the banking industry. There has been a wave of consolidations in the industry as banks seek to expand their business. Two of the Fund's holdings, Washington Mutual and H.F. Ahmanson recently announced plans to merge. Bank One also offered to purchase First Chicago NBD (0.9%). Our largest holding in the sector, Mellon Bank (4.4%), fought off a hostile bid from the Bank of New York. As a whole, the industry has performed well as these events have increased the overall valuations of banks by the market. Going forward, we believe the industry will continue to consolidate.

         The Value Fund also has experienced its setbacks. The energy sector has been hurt by the recent decline in the price of oil to near historic lows. Overproduction leading to excess in supply has been the main contributor to the decline. However, we view that this price deviation is short term. Our belief remains that most of these companies are trading at discounts to net asset values and low cash flow multiples. Our analysts have met with the management of most of these companies and we are confident that these stocks will rebound.

         We thank you for investing in the Croft-Leominster Value Fund and look forward to serving you in the future.

With kindest regards.

                                         Sincerely yours,


                                         Gordon Croft

----------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.
** The Standard & Poor's 500 is an unmanaged index that is a widely recognized indicator of general market performance. Figures are presented gross of fees.
*** This information should not be considered a recommendation to purchase or sell any security. There is no assurance as of the date of this letter, that the Value Fund still holds any of these securities in its portfolio. These securities represent only a small portion of the Value Fund's holdings.


--------------------------------------------------------------------------------


                           AVERAGE ANNUAL PERFORMANCE

                                   FISCAL YEAR              SINCE INCEPTION
                                  5/1/97-4/30/98            5/10/95-4/30/98
                                  --------------            ---------------

VALUE FUND                         +43.1%                       +26.6%


                       CUMULATIVE PERFORMANCE COMPARISON
                      $10,000 INVESTMENT SINCE INCEPTION*



[Performance Graph omitted here]

Graph depicted the comparison of a $10,000 investment between The Croft Value Fund and the S&P 500 Index from inception of the Fund (May 1995) to April 30, 1998.

          Date           Value Fund          S&P 500
          ----           ----------          -------
          May 1995       $10,000.00          $10,000.00
          July 1995       10,300.00           10,782.00
          October 1995    10,489.52           11,224.08
          January 1996    11,613.30           12,347.59
          April 1996      11,866.39           12,764.94
          July 1996       11,583.54           12,561.98
          October 1996    12,848.25           13,926.21
          January 1997    14,208.88           15,600.14
          April 1997      14,071.05           15,970.00
          July 1997       17,145.58           19,096.76
          October 1997    17,958.28           18,394.00
          January 1998    17,478.79           19,795.62
          April 1998      20,139.00           22,521.00



*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.


                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
--------------------------------------------------------------------------------

   SHARES                                                           MARKET VALUE
   ------                                                           ------------
COMMON STOCKS - 96.27%
BANKS, S&L'S AND BROKERS - 22.38%
   500      Astoria Financial Corp. .............................       $ 29,313
 1,400      BankUnited Financial Corp. Cl A .....................         72,450
 2,800      Bay View Capital Corp. ..............................         91,350
 1,400      Crestar Financial Corp. .............................         83,737
 2,600      Dime Bancorp Inc. Cl B ..............................         79,788
   500      First Chicago NBD Corp. .............................         46,437
   700      H.F. Ahmanson & Co. .................................         53,375
 8,600      Hibernia Corp. Cl A .................................        175,762
 3,200      Mellon Bank Corp. ...................................        230,400
   600      Mercantile Bankshares Corp. .........................         23,025
   400      PNC Bank Corp. ......................................         24,175
 2,312      Provident Bankshares Corp. ..........................         75,140
 1,400      Resource Bankshares Mortgage Group Inc. .............         24,850
 2,400      Washington Mutual Inc. ..............................        168,150
                                                                        --------
                                                                       1,177,952
                                                                       ---------

BUILDING & CONSTRUCTION - 2.09%
 2,650      Owens Corning .......................................        110,141
                                                                        --------

BUSINESS SERVICES AND TRANSPORTATION - 5.06%
 5,900      Kansas City Southern Industries Inc. ................        266,606
                                                                        --------

CHEMICALS - 2.20%
 1,500      Praxair Inc. ........................................         75,469
   814      Rhone-Poulenc ADR ...................................         40,293
                                                                        --------
                                                                         115,762
                                                                       ---------

CLOSED END FUNDS - BRAZIL - .34%
18,000 +    Brazilian Smaller Co Investment Trust ...............         17,820
                                                                        --------

CLOSED END FUNDS - GERMANY - .41%
 1,500      Emerging Germany Fund Inc. ..........................         21,469
                                                                        --------



   The accompanying notes are an integral part of these financial statements.




                                      -4-




                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998

--------------------------------------------------------------------------------
   SHARES                                                           MARKET VALUE
   ------                                                           ------------


CLOSED END FUNDS - GLOBAL - .14%
   616      GT Global Eastern Europe Fund .......................          7,354
                                                                        --------

CLOSED END FUNDS - INDIA - .50%
   534      India Growth Fund Inc. ..............................          5,273
 1,400 +    Jardine Fleming India Fund ..........................         10,063
   600 +    Morgan Stanley India Invt. Fund .....................          5,250
   700 +    The India Fund Inc. .................................          5,775
                                                                        --------
                                                                          26,361
                                                                        --------


CLOSED END FUNDS - LATIN AMERICA - .60%
   700      Argentina Fund Inc. .................................          9,231
   400      Latin America Equity Fund ...........................          5,375
 1,200      Latin America Investment Fund .......................         17,175
                                                                        --------
                                                                          31,781
                                                                        --------


CONSUMER CYCLICALS - 12.84%
 5,000      Federal-Mogul Corp. .................................        323,438
 1,500      Royal Philips Electronics N.V .......................        135,000
 3,000      SPX Corp. ...........................................        217,125
                                                                        --------
                                                                         675,563
                                                                        --------


CONSUMER NON-DURABLES - 4.04%
   800    Colgate Palmolive Co. ....................................      71,750
 1,400 +  Corn Products International Inc. .........................      49,875
 1,300    PepsiCo Inc. .............................................      51,594
 2,000 +  USA Detergents Inc. ......................................      27,625
   600    Whitman Corp. ............................................      11,738
                                                                        --------
                                                                         212,582
                                                                        --------


CONSUMER SERVICES - .95%
   100 +    Midas Inc. ..........................................          1,931
 1,858      Viad Corp. ..........................................         47,960
                                                                        --------
                                                                          49,891
                                                                        --------


   The accompanying notes are an integral part of these financial statements.



                                      -5-





                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
--------------------------------------------------------------------------------

   SHARES                                                           MARKET VALUE
   ------                                                           ------------

FINANCIAL SERVICES - 2.87%
   800      Capital One Financial Corp. .........................         76,850
 3,000 +    Waddell & Reed Financial Inc Cl A ...................         74,250
                                                                        --------
                                                                         151,100
                                                                        --------


INSURANCE - 7.09%
 3,300      Ace Ltd. ............................................        124,987
   300      Aetna Inc. ..........................................         24,244
   600      Hartford Financial Services Group Inc. ..............         66,450
 1,400 +    Highlands Insurance Group Inc. ......................         37,975
 1,950      Travelers Group Inc. ................................        119,316
                                                                        --------
                                                                         372,972
                                                                        --------


MEDIA & ENTERTAINMENT - 3.18%
 4,000      CBS Inc. ............................................        142,500
   825 +    Westwood One Inc. ...................................         24,750
                                                                        --------
                                                                         167,250
                                                                        --------


NATURAL GAS - 8.89%
 6,600 +    Bellwether Exploration Co. ..........................         59,400
 2,300 +    Comstock Resources Inc. .............................         29,612
34,500 +    Gothic Energy Corp. .................................         69,000
 9,000 +    Magnum Hunter Resources Inc. ........................         61,312
 1,300 +    Mallon Resources Corp. ..............................         15,600
 9,072 +    Meridian Resources Corp. ............................         82,215
12,810 +    National Energy Group Inc. ..........................         31,625
24,200 +    Panaco Inc. .........................................        105,875
 1,600 +    Titan Exploration Inc. ..............................         13,300
                                                                        --------
                                                                         467,939
                                                                        --------

OIL - 6.01%
 1,700 +    Benton Oil & Gas Co. ................................         20,719
39,300 +    Equity Oil Co. ......................................         98,250
   700 +    Oryx Energy Co. .....................................         18,288
 6,000 +    Santa Fe Energy Resources Inc. ......................         61,875
 2,300 +    Triton Energy Ltd. ..................................         92,287
 2,100      Wiser Oil ...........................................         25,200
                                                                        --------
                                                                         316,619
                                                                        --------


   The accompanying notes are an integral part of these financial statements.




                                      -6-




                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998

--------------------------------------------------------------------------------
   SHARES                                                           MARKET VALUE
   ------                                                           ------------

PAPER & FOREST PRODUCTS - 6.11%
 2,500      Boise Cascade Corp. .................................         93,906
13,900 +    Stone Container Corp. ...............................        227,612
                                                                        --------
                                                                         321,518
                                                                        --------

PHARMACEUTICALS - 3.03%
   700      American Home Products Corp. ........................         65,187
   500      Warner Lambert Co. ..................................         94,594
                                                                        --------
                                                                         159,781
                                                                        --------


POLLUTION CONTROL - 2.47%
   800 +    Culligan Water Technologies Inc. ....................         46,450
17,600 +    Infinity Corp. ......................................         31,350
 6,900 +    Philip Services Corp. ...............................         52,181
                                                                        --------
                                                                         129,981
                                                                        --------


REAL ESTATE INVESTMENT TRUSTS - .44%
   459      Starwood Hotels & Resorts Trust .....................         23,036
                                                                        --------

TECHNOLOGY - 1.67%
1,700 +     Advanced Micro Devices Inc. .........................         47,175
2,000 +     Fairchild Corp. .....................................         40,750
                                                                        --------
                                                                          87,925
                                                                        --------


TELEPHONE & CELLULAR - 2.96%
 2,200 +    LCI International Inc. ..............................         87,450
   400      U.S. West Communications Group ......................         21,100
 1,100 +    Worldcom Inc. .......................................         47,059
                                                                        --------
                                                                         155,609
                                                                        --------

TOTAL COMMON STOCK
    (Cost $4,097,558) ...........................................      5,067,012
                                                                       ---------

MUTUAL FUNDS - .02%
 147 +      Schroder All Asia (Cost $1,629) .....................          1,198
                                                                       ---------



   The accompanying notes are an integral part of these financial statements.




                                      -7-




                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
--------------------------------------------------------------------------------

   SHARES                                                           MARKET VALUE
   ------                                                           ------------



SHORT TERM INVESTMENTS - 3.98%
100,000     General Electric Capital Corp, 5.52%, due 05/28/98 ..        100,000
109,252     Star Treasury Fund ..................................        109,252
                                                                       ---------
                (Cost $209,252) .................................        209,252
                                                                       ---------



TOTAL INVESTMENTS (Cost $4,308,439)...................... 100.27%      5,277,462

Liabilities in excess of other assets ...................  (0.27%)       (14,225)
                                                          -------    -----------

TOTAL NET ASSETS......................................... 100.00%    $ 5,263,237
                                                          =======    ===========


(1) Federal Tax Information: At April 30, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of $4,308,439 was as follows:

    Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost.............. $ 1,121,479

    Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value....................  (152,456)
                                                                    ----------

    Net unrealized appreciation....................................$   969,023
                                                                      ==========
+  Non-income producing security




    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998

--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (cost $4,308,439) (Note 2) ...    $5,277,462
Dividends and interest receivable ................................         4,741
Other assets .....................................................         1,060
                                                                      ----------
      Total Assets ...............................................     5,283,263
                                                                      ----------

LIABILITIES:
Payables:
      Accrued advisory fee (Note 3).....................     3,755
      Accrued expenses .................................$   16,271
                                                        ----------
      Total Liabilities ..........................................        20,026
                                                                      ----------

      Net Assets .................................................    $5,263,237
                                                                      ==========

NET ASSETS CONSIST OF:
      Additional paid in capital .................................    $4,188,337
      Undistributed net investment income ........................           175
      Accumulated net realized gain from
        investment transactions ..................................       105,702
      Net unrealized appreciation on
        investments ..............................................       969,023
                                                                      ----------
      Net Assets .................................................    $5,263,237
                                                                      ==========

Net asset value and redemption price per share
      ($5,263,237/308,974 shares
      of capital stock outstanding) (Note 4) .....................    $    17.03
                                                                      ==========






    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ......................................................    $    37,309
Interest .......................................................         17,063
                                                                    -----------
                                                                         54,372
EXPENSES:
Investment advisory fee (Note 3) ...............................    $    33,964
Distribution fee (Note 3) ......................................          3,613
Administration fee .............................................         19,253
Transfer agent fee .............................................         10,194
Audit fee ......................................................          6,599
Insurance ......................................................          6,249
Custody fee ....................................................          6,098
Registration ...................................................          5,123
Printing .......................................................          4,079
Legal fee ......................................................          2,238
Other ..........................................................          2,339
                                                                    -----------
       Total expenses ..........................................         99,749
       Less:  Expense reinbursement ............................        (45,552)
                                                                    -----------
       Net expenses ............................................         54,197
                                                                    -----------
       Net investment income ...................................            175
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 2)
Net realized gain from investment transactions .................        393,287
Net change in unrealized appreciation of investments ...........        773,296
                                                                    -----------
       Net realized and unrealized gain on investments .........      1,166,583
                                                                    -----------
       Net increase in net assets resulting from operations ....    $ 1,166,758
                                                                    ===========


   The accompanying notes are an integral part of these financial statements




                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------



                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                        APRIL 30, 1998      APRIL 30, 1997
                                                     -------------------  ------------------

Net investment income ...............................   $       175          $     5,656
Net realized gain from investment transactions ......       393,287              182,830
Net change in unrealized appreciation of investments        773,296               89,965
                                                        -----------          -----------
Net increase in net assets resulting from operations      1,166,758              278,451

Distributions from net investment income ............             0               (8,262)
Distributions from net gain on investments ..........      (414,496)             (67,829)

Net capital share transactions (Note 4) .............     2,446,934              606,252
                                                        -----------          -----------

Net increase in net assets ..........................     3,199,196              808,612

NET ASSETS:
Beginning of year ...................................     2,064,041            1,255,429
                                                        -----------          -----------

End of year (including undistributed net investment
  income of $175 and $0, respectively) ..............   $ 5,263,237          $ 2,064,041
                                                        ===========          ===========







    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

           The Croft-Leominster Value Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invest primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

           SECURITY VALUATION-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments for which no sale is reported are valued at the last bid price.

           FEDERAL INCOME TAXES-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

           OTHER-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

           ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

           The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the management agreement, the Adviser receives a fee, computed daily and payable monthly at the annual rate of .94% of the Fund's average daily net asset value. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Fund, which exclude ordinary brokerage commission incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the year ended April 30, 1998, the Adviser accrued reimbursements to the Fund of $45,552.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

           Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. For the year ended April 30, 1998 the Fund accrued distribution fees of $3,613.

NOTE 4. CAPITAL SHARE TRANSACTIONS

           At April 30, 1998 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,188,337 for the Fund.

           Transactions in capital stock were as follows:



                                       FOR THE YEAR               FOR THE YEAR
                                           ENDED                     ENDED
                                      APRIL 30, 1998             APRIL 30, 1997
                                    SHARES       AMOUNT        SHARES     AMOUNT
                                    ------       ------        ------     ------

Shares sold ....................    131,285    $ 2,117,741     43,426    $ 549,286

Shares issued in reinvestment of
  dividends ....................     26,843        399,689      5,654       70,681

Shares redeemed ................     (4,150)       (70,496)    (1,148)     (13,715)
                                   -----------------------    --------------------

Net increase ...................    153,978    $ 2,446,934     48,050    $ 606,252
                                   =======================    ====================


NOTE 5.  INVESTMENT TRANSACTIONS

           Purchases and sales, excluding short term securities, for the year ended April 30, 1998 aggregated $4,690,604, and $2,701,831, respectively for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

           During the fiscal year ended April 30, 1998, distributions of $1.78 aggregating $414,497 were declared from net realized gains (including $.81 applicable to short-term gains that are taxable to shareholders as ordinary income dividends) of the Fund.

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE
           There are no reportable financial instruments that have any off balance sheet risk as of April 30, 1998.



                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                     FOR THE          FOR THE       MAY 4, 1995
                                                                    YEAR ENDED      YEAR ENDED        THROUGH
                                                                 APRIL 30, 1998   APRIL 30, 1997   APRIL 30, 1996*
                                                                 -------------    ---------------  ----------------

Net asset value, beginning of period ............................   $    13.32    $      11.74    $    10.00
                                                                    -----------     -----------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income ......................................        0.00            0.04           0.10
     Net realized and unrealized gain on
        investments .............................................        5.49            2.11           1.75
                                                                    -----------     -----------     ---------
     Total from investment operations ...........................        5.49            2.15           1.85
                                                                    -----------     -----------     ---------

LESS DISTRIBUTIONS
     Dividends from net investment income .......................         0.00           (0.05)        (0.07)
     Distribution from realized gains from security
       transactions .............................................        (1.78)          (0.52)        (0.04)
                                                                    -----------     -----------     ---------
     Total distributions ........................................        (1.78)          (0.57)        (0.11)
                                                                    -----------     -----------     ---------



Net asset value, end of period ..................................   $    17.03  $        13.32  $      11.74
                                                                    ===========     ===========     =========

Total return** ..................................................        43.14%          18.71%        18.57%

RATIOS/SUPPLEMENTAL DATA
     Net assets end of period (in 000's) ........................         5,263           2,064        1,255
     Ratio of expenses to average net assets before reimbursement         2.75%           5.40%         1.50%++
     Ratio of expenses to average net assets after reimbursement          1.50%           1.50%         1.50%++
     Ratio of net investment income (loss) to average
       net assets ...............................................         0.00%           0.34%         0.89%++
     Portfolio turnover rate ....................................        80.98%         105.72%        65.38%
     Average commission rate paid+ ..............................        0.1059          0.1096          --

----------
*  Commencement of operations
** Based on net asset value per share
+ Disclosure of this rate is required by the SEC on a prospective basis beginning with the Fund's 1996 fiscal year end.
++ Annualized







    The accompanying notes are an integral part of these financial statements

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Directors
Croft-Leominster Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation), as of April 30, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of the Croft Funds Corporation as of April 30,
1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 19, 1998

                                CROFT-LEOMINSTER
                                   VALUE FUND

                                 1-800-746-3322